UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)

(Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

EXPLANATORY NOTE

The Registrant is filing this Amendment No. 1 to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission for the period ended August 31, 2011, originally filed with the Securities and Exchange Commission on November 9, 2011 (Accession Number 0001162044-11-001093), in order to correct the inception date appearing in the column header on the Financial highlights and Statement of Change in Net Assets of the Archer Income Fund and the Archer Stock. Further,this Amendment includes the Financial Highlights tables for the Archer Stock Fund and the Archer Income Fund which erroneously did not appear in the November 9, 2011 final Edgar filing.  These tables did appear in the mailing to Fund shareholders. Other than the aforementioned revisions and inclusions, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE ARCHER FUNDS

BALANCED FUND

INCOME FUND

STOCK FUND

AUGUST 31, 2011

To Our Shareholders,

Archer Balanced Fund (ARCHX)
The Archer Balanced fund had a total return of 7.54% for the Year ended August 31, 2011 and .62% since inception (September 27, 2005) compared to a total return of 13.66% and 4.23% for the Dow Jones U.S. Moderate Relative Risk Index, over the same periods.

Performance Review

The Fund’s annual performance lagged the blended benchmark of the DJ US Moderate Relative Risk Index.  Although we are not satisfied with this underperformance, the Archer Balanced Fund continues to maintain its discipline as a Large Cap Value stock investor and a High Quality, short-term duration investor on the fixed income side.  The best performing sectors over the period have been Small Cap Growth and Low Quality, long-term fixed income.  Neither of which we own.  We continue to position the portfolio for what we believe is an inevitable rise in long-term interest rates by overweighting high quality, short- to intermediate-term bonds.  Another factor that adversely impacted the relative performance of the fund was that the benchmark also contains a large weighting of long-term U.S. Treasuries which performed well during the period.  Even with interest rates remaining near historic lows, price insensitive buyers flocked to the perceived relative safety of U.S. debt obligations driven by growing fear in the markets of other nations.  We continue to believe that the United States will be forced to address its own debt problems which will add additional upward pressure on interest rates. We are comfortable avoiding the Treasury bandwagon and believe it is prudent to avoid attempts to capture short-term performance in an effort to create long-term value for our fellow shareholders.  We do not believe that fear and hope are credible long-term investment strategies

We do not believe the economy is facing an imminent double dip recession as there are numerous factors that should translate into a stable, albeit uncomfortably slow, growth economy for some time.  Corporate earnings and cash flow are still coming in extremely strong and cash on the books is again allowing our companies the ability to initiate stock buybacks, increase dividends, and make value creating acquisitions.

Equity Portfolio

Over the last year, the market has continued to rise per our expectations.  Although we are happy to see the near-term fears of a depression subside, we would like to see the Large Cap Value sector become a much stronger catalyst in terms of performance.

•

During the last year we have continued to maintain a healthy position in Healthcare as our top equity sector.  We continue to believe companies like Abbott labs, Baxter International and CVS Caremark deserve multiple expansions.  We have also increased our stake in companies like Visa and Government Properties Income Trust.  These companies albeit much different carry great balance sheets and have solid cash flow.

We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining a significant weighting in Health Care, Utilities, Consumer Defensives, and Energy.

Fixed-Income Portfolio

We have remained in much the same position as the prior year and have added a few shorter duration fixed income positions as some have matured during the last year.  We continue to remain short-term with our holdings.  Although it is becoming quite clear that the general level of interest rates may stay low for a couple of years still to come.  We to continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis putting valuations on the securities and adjusting the portfolio likewise.  There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation plays to a “buying” level, then we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors because they are currently hot.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and it is be long-term in nature.  We believe that portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2011 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)
The Archer Stock Fund had a loss of -8.1% from the date of inception on March 11, 2011 compared to a loss of -7.33% for the S&P 400 Midcap Index and -5.06% for the S&P 500 Index.

Performance Review

The Fund opened in March of 2011 and thus did not get the benefit of the upward market trend in the first two months of 2011.  However, we feel extremely comfortable with our positions and relative performance to the benchmarks.  The Stock Fund is a go anywhere Fund seeking to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  The Fund was adversely impacted by the position in materials which was overweight compared to the S&P 500 index.  However, we are comfortable with the 104 equity positions as of 8/31/2011.  We have taken positions in Visa, Cisco, Chicago Bridge & Iron, Kinross Gold, and Gamestop as some of our largest positions.  We continue to believe in these companies and thus expect returns exceeding our benchmarks for the portfolio as a whole.

Archer Income Fund (ARINX)
The Archer Income Fund had a gain of 3.85% from the date of inception on March 11, 2011 compared to a gain of 5.24% for the Barclay’s Capital US Aggregate Bond Index and 3.97% for the Barclay’s Intermediate Credit Index.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors.  The bond market continues to present investors with many challenges.  Numerous U.S. economic indicators weakened against the backdrop of political gridlock in Washington, concern over heavily indebted European peripheral countries, the effects of the Japanese earthquake and the end of the Federal Reserve’s second round of quantitative easing.  Fund performance relative to the Aggregate Index suffered due to our relative underweighting of U.S. Treasury securities which experienced exceptional performance against the backdrop of perceived macro-economic risk and the presence of large numbers of price insensitive buyers.  We believe the recently strong performance U.S. Treasuries will be short-lived and are positioning the portfolio to take advantage of this reversal.

We continue to seek attractive long-term investment opportunities primarily in higher-yielding, segments of the investment grade corporate markets as well as those markets which will protect against a declining U.S. Dollar and rising interest rates. While we do not envision a sudden spike in interest rates, nor a default which would directly impact our holdings, we are mindful of the “tail risk” and continue to position the fixed income portfolio to protect against interest-rate, default and currency risks

Troy Patton, President

Archer Balanced Fund
Performance Illustration
August 31, 2011 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

August 31, 2011

Archer Balanced Fund                                                       $ 10,371

Dow Jones U.S Moderate Relative Risk Index                   $ 12,785

Average Annual Total Returns
For the Periods Ended August 31, 2011
	Archer Balanced Fund	Dow Jones U.S. Moderate Relative Risk Index
1 Year	7.54%	13.66%
3 Year	-0.94%	4.74%
Since Inception	0.62%	4.23%

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a global all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Income Fund
Performance Illustration
August 31, 2011 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

August 31, 2011

Archer Income Fund                                          $ 10,385

Barclays Capital US Aggregate Bond Index       $ 10,524

Barclays Intermediate Credit Index                    $ 10,508

Average Annual Total Returns
For the Periods Ended August 31, 2011
	Archer Income Fund	Barclay's Capital U.S. Aggregate Bond Index	Barclays Intermediate Credit Index
Since Inception	3.85%	5.24%	5.08%

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Stock Fund
Performance Illustration
August 31, 2011 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

August 31, 2011

Archer Stock Fund                        $ 9,190

S&P 500 Index                             $ 9,494

S&P 400 Midcap Index                $ 9,267

Average Annual Total Returns
For the Periods Ended August 31, 2011
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
Since Inception	-8.10%	-5.06%	-7.33%

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Balanced Fund

Graphical Illustration

August 31, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Archer Income Fund

Graphical Illustration

August 31, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Archer Stock Fund

Graphical Illustration

August 31, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

	Archer Balanced Fund
	Schedule of Investments
	August 31, 2011

Shares/Principal		Fair Value

COMMON STOCK - 62.39%

Aircraft - 1.92%
4,000	Boeing Co.	$ 267,440

Beverages - 3.23%
7,000	Pepsico, Inc.	451,010

Business Services - 3.78%
6,000	Visa, Inc. Class A	527,280

Computer & Office Equipment - 3.13%
25,000	Cisco Systems, Inc.	391,750
4,248	Mediware Information Systems, Inc. *	44,816
		436,566
Drilling Oil & Gas Wells - 2.18%
9,000	Noble Corp.	303,840

Electric Services - 5.22%
11,500	American Electric Power Co., Inc.	444,245
2,000	NextEra Energy, Inc.	113,440
5,000	Public Service Enterprises Group, Inc.	170,650
		728,335
Electromedical & Electrotherapeutic Apparatus - 2.45%
7,500	St. Jude Medical, Inc.	341,550

Guided Missiles & Space Vehicles & Parts - 2.48%
8,000	Raytheon Co.	345,840

Hospital & Medical Service Plans - 1.81%
4,000	Wellpoint, Inc.	253,200

Investment Advice - 0.87%
6,600	Invesco, Ltd.	120,780

Metal Mining - 2.23%
11,000	Vale S.A. ADR	310,640

National Commercial Banks - 2.56%
9,500	JP Morgan Chase Co.	356,820

Petroleum Refining - 2.13%
3,000	Chevron Corp.	296,520

Pharmaceutical Preparations - 10.53%
9,000	Abbott Laboratories	472,590
8,000	Endo Pharmaceutical Holdings, Inc. *	255,280
5,600	Johnson & Johnson, Inc.	368,480
9,000	Teva Pharmaceutical Industries, Ltd. ADR	372,240
		1,468,590
Plastics, Materials & Synthetic Resins/Rubber - 2.42%
7,000	EI Dupont de Nemours & Co.	337,890

Retail - Drug Stores - 3.60%
14,000	CVS Caremark Corp.	502,740

Retail - Lumber & Other Building Material Dealers - 2.20%
15,400	Lowe's Companies, Inc.	306,922

Services - Prepackaged Software - 3.43%
18,000	Microsoft Corp.	478,800

Surgical & Medical Instruments - 3.65%
9,100	Baxter International, Inc.	509,418

Telephone Communications (No Radio Telephone) - 2.57%
9,000	Telefonica, S.A. ADR	187,650
5,000	P.T. Telekomunik Indonesia TBK ADR	171,100
		358,750

TOTAL FOR COMMON STOCK (Cost $8,903,420) - 62.39%		8,702,931

CORPORATE BONDS - 19.90%

Cement, Hydraulic - 0.76%
100,000	CRH America, Inc., 5.30%, 10/15/13	105,960

Computer & Office Equipment - 1.16%
75,000	Dell, Inc., 4.70%, 4/15/13	79,534
75,000	Hewlett-Packard Co., 4.75%, 6/2/14	82,014
		161,548
Containers - Paper/Plastic - 0.76%
100,000	Sealed Air Corp., 7.875%, 6/15/17	106,000

Electric Services - 0.39%
50,000	Appalachian Power Co., 4.95%, 2/1/15	54,925

Finance Services - 3.75%
100,000	Block Financial Corp., 5.125%, 10/30/14	104,050
50,000	Block Financial Corp., 7.875%, 1/15/13	53,013
300,000	Citigroup Funding, 10.00%, 5/28/25	289,650
75,000	GE Capital Corp., 4.93%, 3/15/19 **	76,388
		523,101
Heating Equipment - 0.59%
75,000	Fortune Brands, Inc., 6.375%, 6/15/14	82,592

National Commercial Banks - 3.54%
400,000	Bank of America Corp., 13.00%, 5/13/30 **	390,000
50,000	JP Morgan Chase & Co., 6.625%, 3/15/12	51,205
50,000	Wells Fargo & Co., 5.25%, 10/23/12	52,265
		493,470
Plastics, Materials & Synthetic Resins - 0.38%
50,000	Dow Chemical Corp., 6.00%, 10/1/12	52,595

Retail - Variety Stores - 0.46%
60,000	Wal-Mart Stores, Inc., 4.25%, 4/15/13	63,569

Retail - Consumer Electronics Stores - 0.54%
70,000	Best Buy Company, Inc., 6.75%, 7/15/13	75,618

Retail - Lumber & Other Building Material Dealers - 0.58%
75,000	Home Depot, Inc., 5.25%, 12/16/13	81,461

Security Broker Dealers - 4.33%
75,000	Morgan Stanley & Co., 10.50% , 3/16/30 **	73,781
50,000	Morgan Stanley & Co., 10.00%, 3/31/30	48,563
500,000	Morgan Stanley & Co., 10.00%, 4/28/30	481,250
		603,594
Sugar & Confectionery Products - 0.75%
100,000	WM. Wrigley Jr. Co., 4.65%, 7/15/15	104,216

Telephone Communications - 1.55%
150,000	AT&T, Inc., 6.70%, 11/15/13	167,616
45,000	New York Telephone Co., 7.00%, 6/15/13	48,771
		216,387
Transportation Services - 0.36%
50,000	GATX Financial Corp., 5.50%, 2/15/12	50,892

TOTAL FOR CORPORATE BONDS (Cost $2,707,492) - 19.90%		2,775,928

SENIOR NOTE - 0.36%

Cellular Telecommunications - 0.36%
2,000	US Cellular Corp., PFD 6.95%, 5/15/60	50,680
TOTAL FOR SENIOR NOTE (Cost $49,920) - 0.36%		50,680

STRUCTURED NOTES - 7.89%
499,000	HSBC Bank, NA, CD, 0.00%, 7/17/13 *	540,916
100,000	JP Morgan Chase Bank, NA, 0.00%, 11/25/11	106,910
100,000	JP Morgan Chase Bank, NA, 0.00%, 1/31/12	108,800
200,000	Suntrust Bank, Atlanta, GA, 0.00%, 9/22/14	227,974
100,000	Suntrust Bank, Atlanta, GA, 0.00%, 3/27/14	116,459
TOTAL FOR STRUCTURED NOTES (Cost $994,167) - 7.89%		1,101,059

REAL ESTATE INVESTMENT TRUST - 4.07%
22,000	Government Properties Income Trust	515,240
2,000	Public Storage, PFD 6.50%, Series P	52,900
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $577,711) - 4.07%		568,140

PREFERRED SECURITIES - 0.54%
3,000	Wells Fargo VII PFD, 5.85%, 5/1/33	75,150
TOTAL FOR PREFERRED SECURITIES (Cost $56,634) - 0.54%		75,150

MUNICIPAL BOND - 0.38%
50,000	Napa, CA, Solid Waste, 5.06%, 8/1/13	53,216
TOTAL FOR MUNICIPAL BOND (Cost $50,418) - 0.38%		53,216

BONUS CERTIFICATE - 2.86%
400,000	Commerzbank Bonus Certificate 1/19/16 (Germany)	399,480
TOTAL FOR BONUS CERTIFICATE (Cost $386,455) - 2.86%		399,480

SHORT TERM INVESTMENTS - 0.99%
137,700	Fidelity Institutional Money Market Portfolio 0.16 ** (Cost $137,700)	137,700

TOTAL INVESTMENTS (Cost $13,863,917) - 99.38%		13,864,284

OTHER ASSETS LESS LIABILITIES - 0.62%		84,525

NET ASSETS - 100.00%		$ 13,948,809

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at August 31, 2011.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 8,702,931	-	-	$ 8,702,931
Corporate Bonds	2,775,928	-	-	2,775,928
Senior Note	50,680	-	-	50,680
Structured Notes	1,101,059	-	-	1,101,059
Real Estate Investment Trusts	568,140	-	-	568,140
Preferred Securities	75,150	-	-	75,150
Municipal Bonds	53,216	-	-	53,216
Bonus Certificate	-	399,480	-	399,480
Short-Term Investments:
Fidelity Institutional Money Market	137,700	-	-	137,700

	$ 13,464,804	399,480	-	$ 13,864,284

	Archer Income Fund
	Schedule of Investments
	August 31, 2011

Shares/Principal		Fair Value

CLOSED-END FUND - DEBT - 3.51%
4,700	Western Asset Emerging Market	$ 92,026
TOTAL FOR CLOSED-END FUND (Cost $88,306) - 3.51%		92,026

CORPORATE BONDS - 28.85%

Commercial Banks - Western US - 1.89%
50,000	Zions Bancorp, 5.50%, 5/10/16	49,425

Diversified Banking Institution - 12.99%
100,000	Bank of America Corp., 6.75%, 9/9/13 (Australia)	105,588
75,000	Goldman Sachs Group Inc., 4.00%, 5/18/23	75,290
250,000	Morgan Stanley, 10.00%, 4/8/12 (Brazil)	159,314
		340,192
Diversified Financial Services - 4.20%
100,000	GE Capital Australia, 6.75%, 2/18/14 (Australia)	110,119

Multimedia - 2.04%
50,000	Time Warner Inc., 4.75%, 3/29/21	53,376

Oil Company - Exploration & Production - 4.11%
100,000	Southwest Energy Co., 7.125%, 10/10/17	107,750

Supranational Bank - 3.62%
91,819	European BK Recon & Dev., 6.75%, 2/19/13 (Indonesia)	94,795

TOTAL FOR CORPORATE BONDS (Cost $783,077) - 28.85%		755,657

EXCHANGE TRADED FUNDS - 28.76%
800	iShares Barclays Intermediate Credit Bond	86,664
200	iShares Barclays TIPS Bond	22,864
1,300	iShares iBoxx $ Invest Grade Corp. Bond	146,029
8,000	PowerShares Build America Bond	219,248
11,000	PowerShares Preferred	155,100
1,500	Vanguard Intermediate-Term Corp. Bond Idx ETF	123,480
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $728,097) - 28.76%		753,385

MUNICIPAL BONDS - 12.54%
50,000	Clark Cnty Nev., 6.36%, 11/1/24	55,063
50,000	Illinois State, 5.665%, 3/1/18	53,651
100,000	Tobacco Settlement Auth IA, 6.50%, 6/1/23	97,013
130,000	TSACS Inc., 4.75%, 6/1/22	122,667
TOTAL FOR MUNICIPAL BONDS (Cost $320,573) - 12.54%		328,394

REAL ESTATE INVESTMENT TRUSTS - 8.60%

REITS - Diversified - 8.60%
2,000	Duke Realty Corp., PFD 6.95%, Series M	50,600
2,500	Duke Realty Corp., PFD 6.50%, Series K	60,425
2,500	Public Storage, PFD 6.45%, Series F	63,100
2,000	Public Storage, PFD 6.25%, Series M	51,100
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $222,393) - 8.60%		225,225

SENIOR NOTE - 3.87%

Cellular Telecommunications - 3.87%
4,000	US Cellular Corp., PFD 6.95%, 5/15/60	101,360
TOTAL FOR SENIOR NOTE (Cost $99,840) - 3.87%		101,360

STRUCTURED NOTE - 3.78%

Diversified Banking Institution - 3.78%
100,000	Morgan Stanley, 4.50%, 8/30/15 **	99,000
TOTAL FOR STRUCTURED NOTE (Cost $100,000) - 3.78%		99,000

SHORT TERM INVESTMENTS - 7.92%
207,488	Fidelity Institutional Money Market 0.16% ** (Cost $207,488)	207,488

TOTAL INVESTMENTS (Cost $2,549,774) - 97.83%		2,562,535

OTHER ASSETS LESS LIABILITIES - 2.17%		56,822

NET ASSETS - 100.00%		$ 2,619,357

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at August 31, 2011.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Closed-End Fund - Debt	$ 92,026	-	-	$ 92,026
Corporate Bonds	596,343	159,314	-	755,657
Exchange Traded Funds	753,385	-	-	753,385
Municipal Bonds	328,394	-	-	328,394
Real Estate Investment Trusts	225,225	-	-	225,225
Senior Note	101,360	-	-	101,360
Structured Note	99,000	-	-	99,000
Short-Term Investments:
Fidelity Institutional Money Market	207,488	-	-	207,488

	$ 2,403,221	159,314	-	$ 2,562,535

	Archer Stock Fund
	Schedule of Investments
	August 31, 2011

Shares/Principal		Fair Value

COMMON STOCK - 96.87%

Abrasive Asbestos & Misc. Nonmetallic Mineral Products - 0.55%
100	CARBO Ceramics Inc.	$ 16,015

Apparel Stores - 1.27%
1,300	Ascena Retail Group, Inc.*	36,946

Application Software - 0.41%
450	Microsoft Corp.	11,970

Arrangement of Transportation of Freight - 0.49%
500	Forward Air Corp.	14,205

Asset Management - 0.39%
1,300	Prospect Capital Corp.	11,414

Beverages - Soft Drinks - 0.49%
200	The Coca-Cola Co.	14,090

Biological Products (No Diagnostic Substances) - 2.29%
1,200	Amgen, Inc.*	66,486

Business Services - 2.73%
900	Visa, Inc. Class A	79,092

Cable & Other Pay Television Services - 1.20%
1,400	Dish Network Corp. Class A*	34,804

Calculating & Accounting Machines (No Electronic Computers) - 2.06%
1,700	Verifone Systems, Inc.*	59,874

Commercial Banks - Western U.S. - 0.40%
350	HDFC Bank Ltd. ADR	11,676

Communications Equipment - 0.37%
350	ESCO Technologies, Inc.	10,805

Computer & Office Equipment - 2.92%
4,700	Cisco Systems, Inc.	73,649
350	Lexmark International, Inc. Class A*	11,186
		84,835
Computer Peripheral Equipment - 0.37%
1,300	Xerox Corp.	10,790

Computer Storage Devices - 1.04%
800	NetApp, Inc.*	30,096

Construction Machinery & Equipment - 1.25%
400	Caterpillar, Inc.	36,400

Construction Special Trade Contractors - 2.47%
2,000	Chicago Bridge & Iron Co. N.V	71,500

Drug Manufacturers - Other - 1.76%
1,600	Endo Pharmaceutical Holdings, Inc.*	51,056

Electric & Other Services Combined - 0.45%
300	Exelon Corp.	12,936

Electric Services - 0.84%
200	Entergy Corp.	13,042
500	TransAlta Corp.	11,275
		24,317
Electronic Computers - 1.43%
2,800	Dell, Inc.*	41,622

Electronic Stores - 2.39%
2,900	GameStop Corp. Class A*	69,397

Farm Machinery & Equipment - 0.43%
200	Lindsay Corp.	12,440

Farm Products - 2.01%
900	Bunge Ltd.	58,239

Gold & Silver Ores - 2.44%
4,100	Kinross Gold Corp.	70,889

Hazardous Waste Management - 1.49%
800	Clean Harbors, Inc.*	43,096

Health Care Plans - 0.41%
300	Aetna, Inc.	12,009

Hospital & Medical Service Plans - 1.79%
400	Coventry Health Care, Inc.*	13,152
300	Unitedhealth Group, Inc.	14,256
550	Molina Healthcare, Inc.*	10,576
300	CIGNA Corp.	14,022
		52,006
Independent Oil & Gas - 2.04%
575	Apache Corp.	59,265

Industrial Metals & Minerals - 4.35%
725	Cliffs Natural Resources, Inc.	60,066
3,300	Cloud Peak Energy, Inc.*	66,000
		126,066
Investment Brokerage - National - 0.46%
50	CME Group, Inc.	13,356

Measuring & Controlling Devices - 2.27%
1,000	Thermo Fisher Scientific, Inc.*	54,930
350	Measurement Specialties, Inc.*	10,930
		65,860
Metalworking Machinery & Equipment - 0.29%
150	SPX Corp.	8,533

Miscellaneous Business Credit Institution - 0.31%
200	ORIX Corp. ADR*	9,096

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.36%
450	Rofin-Sinar Technologies, Inc.*	10,390

Miscellaneous Fabricated Metal Products - 1.35%
1,700	Barnes Group, Inc.	39,134

Motorcycles, Bicycles & Parts - 0.40%
300	Harley-Davidson, Inc.	11,598

National Commercial Banks - 4.48%
1,100	Old National Bancorp.	10,791
3,100	Valley National Bancorp.	36,859
400	Wells Fargo & Co.	10,440
600	WesBanco, Inc.	11,628
1,600	JP Morgan Chase & Co.	60,096
		129,814
Oil & Gas Equipment & Services - 1.38%
900	Halliburton Co.	39,933

Oil & Gas Filed Machinery & Equipment - 2.60%
150	Baker Hughes, Inc.	9,166
1,000	National Oilwell Varco, Inc.	66,120
		75,286
Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.40%
150	PPG Industries, Inc.	11,488

Personal Computers - 1.33%
100	Apple, Inc.*	38,483

Petroleum Refining - 0.37%
150	HollyFrontier Corp.	10,764

Pharmaceutical Preparations - 5.05%
350	Forest Laboratories, Inc.*	11,984
1,600	Teva Pharmaceutical Industries Ltd. ADR	66,176
1,300	Abbott Laboratories	68,263
		146,423
Radio & Tv Broadcasting & Communications - 2.07%
700	Qualcomm, Inc.	36,022
150	L-3 Communications Holdings, Inc.	10,173
500	Comtech Telecommunications Corp.	13,920
		60,115
Railroad Equipment - 1.90%
2,000	Trinity Industries, Inc.	55,120

Railroads, Line-Haul Operating - 3.41%
150	Norfolk Southern Corp.	10,152
800	Kansas City Southern, Inc.*	43,328
100	Union Pacific Corp.	9,217
700	Genesee & Wyoming, Inc. Class A*	36,358
		99,055
Real Estate - 0.44%
700	Annaly Capital Management, Inc.	12,691

Regional - Pacific Banks - 0.31%
200	City National Corp.	8,978

Regional-Southeast Banks - 0.35%
400	Community Trust Bancorp, Inc.	10,100

Retail - Auto & Home Supply Stores - 0.53%
50	AutoZone, Inc.*	15,350

Retail - Miscellaneous Retail - 0.40%
350	EZCORP, Inc. Class A*	11,742

Retail - Miscellaneous Shopping Goods - 0.48%
300	First Cash Financial Services*	14,016

Retail - Retail Stores, NEC - 1.51%
2,600	Sally Beauty Holding, Inc.*	43,940

Savings Institution - 0.46%
1,100	Dime Community Bancshares, Inc.	13,266

Savings Institution, Federally Chartered - 1.30%
3,200	People's United Financial, Inc.	37,600

Secondary Smelting & Refining of Non-Ferrous Metals - 2.04%
3,700	Titanium Metals Corp.	59,311

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.81%
200	IntercontinentalExchange, Inc.*	23,590

Security Broker Dealers - 0.38%
350	Waddell & Reed Financial, Inc. Class A	10,927

Security Broker Dealers & Flotation Companies - 0.51%
500	MarketAxess Holdings, Inc.	14,740

Semi-Conductors & Related Devices - 3.50%
550	Intel Corp.	11,072
500	Semtech Corp.*	10,665
4,500	Rubicon Technology, Inc.*	57,983
600	Altera Corp.	21,834
		101,554
Service Industries for the Printing Trade - 0.44%
1,700	Innerworkings, Inc.*	12,886

Services - Automotive Repair, Services & Parking - 0.48%
350	Monro Muffler Brake, Inc.	13,836

Services - Business Services - 0.45%
500	Exlservice Holdings, Inc.*	12,975

Services - Computer Programming, Data Processing & Etc. - 0.37%
20	Google, Inc. Class A*	10,819

Services - Equipment Rental & Leasing - 0.40%
400	TAL International Group, Inc.	11,684

Services - Health Services - 0.34%
500	US Physical Therapy, Inc.	9,930

Services - Help Supply Services - 0.37%
450	Robert Half International Inc.	10,764

Services - Personal Services - 0.39%
250	Coinstar, Inc.*	11,398

Services - Prepackaged Software - 0.35%
600	Fundtech Ltd.	10,242

Services - Racing, Including Track Operation - 0.38%
250	Churchhill Downs, Inc.	10,945

Sporting Goods Stores - 1.29%
1,600	Cabela's, Inc. Class A*	37,520

State Banks - 0.38%
200	Signature Bank Corp.*	11,124

State Commercial Banks - 1.58%
250	SVB Financial Group*	11,520
150	M&T Bank Corp.	11,411
450	Texas Capital BancShares, Inc.*	11,552
500	Bank of the Ozarks, Inc.	11,360
		45,843
Steel Works, Blast Furnaces Rolling Mills - 0.33%
100	Posco ADR *	9,514

Sugar & Confectionery Products - 0.51%
250	Hershey Co.	14,663

Telephone Communications - 0.46%
700	Consolidated Communications Holdings, Inc.	13,377

Trucking (No Local) - 1.23%
1,100	Old Dominion Freight Line, Inc.*	35,332

Wholesale - Farm Product Raw Materials - 1.40%
1,000	The Andersons, Inc.	40,210

Wholesale - Misc Durable Goods - 1.74%
1,100	Schnitzer Steel Industries, Inc. Class A	50,094

TOTAL FOR COMMON STOCK (Cost $ 3,037,034) - 96.87%		2,809,745

SHORT-TERM INVESTMENTS - 1.89%
54,935	Fidelity Institutional Money Market Portfolio 0.16%** (Cost $54,935)	54,935

TOTAL INVESTMENTS (Cost $3,091,969) - 98.76%		2,864,680

OTHER ASSETS LESS LIABILITIES - 1.24%		35,917

NET ASSETS - 100.00%		$ 2,900,597

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at August 31, 2011.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 2,809,745	-	-	$ 2,809,745
Short-Term Investments:
Fidelity Institutional Money Market Portfolio	54,935	-	-	54,935

	$ 2,864,680	-	-	$ 2,864,680

The Archer Funds
Statement of Assets and Liabilities
August 31, 2011

Assets:	Balanced Fund	Income Fund	Stock Fund
Investments in Securities, at Value (Cost $13,863,917,	$ 13,864,284	$ 2,562,535	$ 2,864,680
$2,549,774, and $3,091,969, respectfully)
Cash	-	5,686	4,688
Receivables
Shareholder Purchases	37,878	30,900	35,211
Receivable from Advisor	1,273	-	-
Interest	24,009	25,547	10
Dividend	30,934	390	2,913
Prepaid Expenses	17,317	2,695	2,163
Total Assets	13,975,695	2,627,753	2,909,665
Liabilities:
Payables:
Due to Custodian	9,703	-	-
Accrued Expenses	17,183	8,396	9,068
Total Liabilities	26,886	8,396	9,068
Net Assets	$ 13,948,809	$ 2,619,357	$ 2,900,597

Net Assets Consist of:
Paid In Capital	$ 15,525,693	$ 2,541,975	$ 3,258,603
Accumulated Undistributed Net Investment Income (Loss)	149,270	65,468	-
Accumulated Net Realized (Loss) on Investments	(1,726,521)	(847)	(130,717)
Net Unrealized Appreciation (Depreciation) in Value of Investments	367	12,761	(227,289)
Net Assets (unlimited shares authorized; 1,606,951, 126,098, and	$ 13,948,809	$ 2,619,357	$ 2,900,597
105,199 shares outstanding, respectfully)
Net Asset Value and Offering Price Per Share	$ 8.68	$ 20.77	$ 27.57

Redemption Price Per Share ($8.68 x 0.995),	$ 8.64	$ 20.56	$ 27.29
($20.77 x 0.99), & ($27.57 x 0.99), respectfully *

*The Balanced Fund will deduct a 0.50% redemption fee from redemption proceeds if purchased and redeemed within 30 days.  The Income and Stock Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

The Archer Funds
Statements of Operations

	For the	For the period 3/11/2011
	Year Ended	(commencement of investment
	8/31/2011	operations) through 8/31/2011
Investment Income:	Balanced Fund	Income Fund	Stock Fund
Dividends (net of foreign withholding taxes of $3,739, $0, and $201, respectfully)	$ 256,863	$ 25,230	$ 14,063
Interest	236,649	50,846	102
Total Investment Income	493,512	76,076	14,165

Expenses:
Advisory Fees (a)	112,133	4,420	8,764
Transfer Agent	32,343	7,007	7,207
Administrative (a)	74,754	14,083	14,083
Registration	26,275	-	380
Legal	17,966	3,087	3,640
Audit	10,880	6,536	6,296
Custody	9,351	902	3,992
Trustee	2,476	476	546
Miscellaneous	4,441	-	999
Insurance	6,906	400	400
Printing and Mailing	2,051	148	200
Total Expenses	299,576	37,059	46,507
Fees Waived and Reimbursed by the Advisor (a)	(120,162)	(26,451)	(29,562)
Net Expenses	179,414	10,608	16,945

Net Investment Income (Loss)	314,098	65,468	(2,780)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	525,336	(847)	(130,717)
Net Realized Gain on Written Options	6,033	-	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	246,818	12,761	(227,289)
Net Realized and Unrealized Gain (Loss) on Investments	778,187	11,914	(358,006)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,092,285	$ 77,382	$ (360,786)

(a) See Note 5 in the Notes to the Financial Statements.
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Statements of Changes in Net Assets

	Years Ended
	8/31/2011	8/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 314,098	$ 243,218
Net Realized Gain on Investments and Call Options Written	531,369	577,246
Net Change in Unrealized Appreciation (Depreciation) on Investments and Call Options Written	246,818	(498,190)
Net Increase in Net Assets Resulting from Operations	1,092,285	322,274

Distributions to Shareholders:
Net Investment Income	(312,163)	(289,491)
Total Distributions	(312,163)	(289,491)

Capital Share Transactions:
Proceeds from Sale of Shares	1,660,481	4,786,707
Shares Issued on Reinvestment of Dividends	288,043	273,532
Early Redemption Fees *	-	-
Cost of Shares Redeemed	(2,801,323)	(1,561,728)
Net Increase (Decrease) from Capital Share Transactions	(852,799)	3,498,511

Net Assets:
Net Increase (Decrease) in Net Assets	(72,677)	3,531,294
Beginning of Year	14,021,486	10,490,192
End of Year (Including Accumulated Undistributed Net
Investment Income/(Loss) of $149,270 and $(26,509), respectively)	$ 13,948,809	$ 14,021,486

Share Transactions:
Shares Sold	186,297	557,197
Shares Issued on Reinvestment of Dividends	33,032	31,843
Shares Redeemed	(314,873)	(183,642)
Net Increase (Decrease) in Shares	(95,544)	405,398
Outstanding at Beginning of Year	1,702,495	1,297,097
Outstanding at End of Year	1,606,951	1,702,495

* The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.
The accompanying notes are an integral part of these financial statements.

Archer Income Fund
Statement of Changes in Net Assets

For the period 3/11/2011
(commencement of investment operations)
through 8/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 65,468
Net Realized Loss on Investments	(847)
Net Change in Unrealized Appreciation on Investments	12,761
Net Increase in Net Assets Resulting from Operations	77,382

Distributions to Shareholders:
Net Investment Income	-
Total Distributions	-

Capital Share Transactions:
Proceeds from Sale of Shares	2,590,524
Shares Issued on Reinvestment of Dividends	-
Early Redemption Fees **	-
Cost of Shares Redeemed	(48,549)
Net Increase from Capital Share Transactions	2,541,975

Net Assets:
Net Increase in Net Assets	2,619,357
Beginning of Year	0
End of Year (Including Accumulated Undistributed Net
Investment Income $65,468)	$ 2,619,357

Share Transactions:
Shares Sold	128,514
Shares Issued on Reinvestment of Dividends	0
Shares Redeemed	(2,416)
Net Increase in Shares	126,098
Outstanding at Beginning of Year	0
Outstanding at End of Year	126,098

** The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.
The accompanying notes are an integral part of these financial statements.

Archer Stock Fund
Statement of Changes in Net Assets

For the period 3/11/2011
(commencement of investment operations)
through 8/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (2,780)
Net Realized Loss on Investments	(130,717)
Net Change in Unrealized Depreciation on Investments	(227,289)
Net Decrease in Net Assets Resulting from Operations	(360,786)

Distributions to Shareholders:
Net Investment Income	-
Total Distributions	-

Capital Share Transactions:
Proceeds from Sale of Shares	3,333,425
Shares Issued on Reinvestment of Dividends	-
Early Redemption Fees **	-
Cost of Shares Redeemed	(72,042)
Net Increase from Capital Share Transactions	3,261,383

Net Assets:
Net Increase in Net Assets	2,900,597
Beginning of Year	-
End of Year (Including Accumulated Undistributed Net
Investment Income/Loss of $0)	$ 2,900,597

Share Transactions:
Shares Sold	107,815
Shares Issued on Reinvestment of Dividends	0
Shares Redeemed	(2,616)
Net Increase in Shares	105,199
Outstanding at Beginning of Year	0
Outstanding at End of Year	105,199

** The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	8/31/2011	8/31/2010	8/31/2009	8/31/2008	8/31/2007

Net Asset Value, at Beginning of Period	$ 8.24	$ 8.09	$ 9.68	$ 11.31	$ 10.75

Income (Loss) From Investment Operations:
Net Investment Income *	0.19	0.16	0.17	0.33	0.29
Net Gain (Loss) on Securities (Realized and Unrealized)	0.43	0.19	(1.48)	(1.46)	0.79
Total from Investment Operations	0.62	0.35	(1.31)	(1.13)	1.08

Distributions:
Net Investment Income	(0.18)	(0.20)	(0.28)	(0.25)	(0.29)
Realized Gains	0.00	0.00	0.00	(0.25)	(0.23)
Total from Distributions	(0.18)	(0.20)	(0.28)	(0.50)	(0.52)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Period	$ 8.68	$ 8.24	$ 8.09	$ 9.68	$ 11.31

Total Return ***	7.54%	4.23%	(13.28)%	(10.46)%	10.09%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 13,949	$ 14,021	$ 10,490	$ 9,909	$ 10,749
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	2.00%	2.01%	2.93%	2.30%	2.21%
Ratio of Net Investment Income to Average Net Assets	1.30%	1.06%	0.57%	2.10%	1.85%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	2.10%	1.87%	2.29%	3.20%	2.86%
Portfolio Turnover	69.95%	77.73%	79.42%	115.68%	66.98%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Archer Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the period 3/11/2011
	(commencement of investment operations)
	through 8/31/2011

Net Asset Value, at Beginning of Period	$ 20.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.73
Net Gain (Loss) on Securities (Realized and Unrealized)	0.04
Total from Investment Operations	0.77

Distributions:
Net Investment Income	-
Realized Gains	-
Total from Distributions	-

Proceeds from Redemption Fees **	-

Net Asset Value, at End of Period	$ 20.77

Total Return ***	3.85%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,619
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	4.21%	†
Ratio of Net Investment Income to Average Net Assets	4.43%	†
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	†
Ratio of Net Investment Income to Average Net Assets	7.44%	†
Portfolio Turnover	11.01%

(a) Not Annualized
† Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Archer Stock Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the period 3/11/2011
	(commencement of investment operations)
	through 8/31/2011

Net Asset Value, at Beginning of Period	$ 30.00

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.40)
Total from Investment Operations	(2.43)

Distributions:
Net Investment Income	0.00
Realized Gains	0.00
Total from Distributions	-

Proceeds from Redemption Fees **	-

Net Asset Value, at End of Period	$ 27.57

Total Return ***	(8.10)%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,901
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	3.99%	†
Ratio of Net Investment Loss to Average Net Assets	(2.78)%	†
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.45%	†
Ratio of Net Investment Loss to Average Net Assets	(0.24)%	†
Portfolio Turnover	163.69%

(a) Not Annualized
† Annualized
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2011

NOTE 1. ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of three funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), and the Archer Stock Fund (the “Stock Fund”).   The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Balanced Fund commenced operations on June 11, 2010.   Prior to June 11, 2010, the Balanced Fund operated as a series of the Unified Series Trust, an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002.  The Balanced Fund originally commenced investment operations on September 27, 2005.

The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation.  The investment objective of the Stock Fund is capital appreciation.  The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2008-2011 (for the Balanced Fund), as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended August 31, 2011, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions and Related Income - The Funds follows industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Funds intend to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Funds intend to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Balanced Fund will impose a redemption fee of 0.50% of the total redemption amount (calculated at market value) if shares are redeemed within thirty calendar days of purchase. The Income and Stock Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within ninety calendar days of purchase. There were no redemption fees collected for the Funds for the year ended August 31, 2011.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for additional information on options transactions.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Reclassifications - As of August 31, 2011, the Stock Fund recorded permanent book/tax differences of $2,780 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities, including common stocks, American Depositary Receipts, estate investment trusts, exchanged-traded funds, real preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, municipal bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

NOTE 4. DERIVATIVE TRANSACTIONS

As of August 31, 2011, there were no options outstanding in either the Balanced or Income Funds.

For the year ended August 31, 2011, the Balanced Fund’s transactions in options written were as follows (100 shares of common stock underlie each option contract):

	Number of	Premiums
	Contracts	Received
Options outstanding at August 31, 2010	-	$ -
Options written	581	27,587
Options exercised	(331)	(21,554)
Options expired	(250)	(6,033)
Options terminated in closing purchase transaction	-	-
Options outstanding at August 31, 2011	-	$ -

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Schedule of Investments - Structured Notes

Balanced Fund

$1,101,059

Income Fund

$     99,000

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended August 31, 2011 by the Balanced Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Call Options Written	Net Realized Gain on Written Options	$6,033	Net Change in Unrealized Appreciation/(Depreciation) on Investments	$0

Structured Notes	Net Realized Gain on Investments	$0	Net Change in Unrealized Appreciation/(Depreciation) on Investments	$106,892

Realized and unrealized gains and losses on derivatives contracts entered into for the period March 11, 2011 (commencement of investment operations) through August 31, 2011 by the Income Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Structured Notes	Net Realized Gain on Investments	$0	Net Change in Unrealized Appreciation/(Depreciation) on Investments	($1,000)

The Income Fund had no options transactions for the period March 11, 2011 (commencement of investment operations) through August 31, 2011.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% for the Balanced Fund, 0.50% for the Income Fund, and 0.75% for the Stock Fund of each Fund’s average daily net assets.  For the year ended August 31, 2011, the Advisor earned fees of $112,133 for the Balanced Fund before the waiver and reimbursement described below. For the period March 11, 2011 (commencement of investment operations) through August 31, 2011, the Advisor earned fees of $4,420 and $8,764 for the Income and Stock Funds, respectively, before the waiver and reimbursement described below.

The Advisor also performs administrative duties for the Funds, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2011, the Advisor earned $74,754, in administrative fees for the Balanced Fund.  For the period March 11, 2011 (commencement of investment operations) through August 31, 2011, the Advisor earned administrative fees of $14,083 and $14,083 for the Income and Stock Funds respectively.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2011 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2011, the Advisor waived fees and/or reimbursed expenses of $120,162.  Each waiver or reimbursement by the Advisor is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2014 totaled $372,095.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2011 were as follows:

Subject to Repayment
Amount	by August 31,
$146,486	2012
$105,447	2013
$120,162	2014

The Advisor owed the Balanced Fund $1,273 at August 31, 2011 for reimbursement of expenses.

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2013 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 1.20% of the Income Fund’s average daily net assets. For the period March 11, 2011 (commencement of investment operations) through August 31, 2011, the Advisor waived fees and/or reimbursed expenses of $26,451.  Each waiver or reimbursement by the Advisor is subject to repayment by the Income Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Income Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2014 totaled $26,451.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2011 were as follows:

Subject to Repayment
Amount	by August 31,
$ 26,451	2014

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2013 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.45% of the Stock Fund’s average daily net assets. For the period March 11, 2011 (commencement of investment operations) through August 31, 2011, the Advisor waived fees and/or reimbursed expenses of $29,562.  Each waiver or reimbursement by the Advisor is subject to repayment by the Stock Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Stock Fund is able to make the repayment without exceeding the 1.45% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2014 totaled $29,562.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2011 were as follows:

Subject to Repayment
Amount	by August 31,
$ 29,562	2014

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2011 for the Balanced Fund and December 31, 2013 for the Income and Stock Funds.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $9,965,668 and $10,802,577, respectively.

Archer Income Fund

For the period March 11, 2011 through August 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,523,445 and $210,377, respectively.

Archer Stock Fund

For the period March 11, 2011 through August 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $7,447,165 and $4,279,414, respectively.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act.  As of August 31, 2011, First Clearing, LLC. held in omnibus accounts for the benefit of others approximately 60.72% of the voting securities of the Balanced Fund and may be deemed to control the Fund. As of August 31, 2011, First Clearing, LLC. held in omnibus accounts for the benefit of others approximately 81.23% of the voting securities of the Income Fund and may be deemed to control the Fund. As of August 31, 2011, First Clearing, LLC. held in omnibus accounts for the benefit of others approximately 78.24% of the voting securities of the Stock Fund and may be deemed to control the Fund.

NOTE 8. TAX MATTERS

As of August 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities for the Funds were as follows:

	Balanced	Income	Stock
	Fund	Fund	Fund

Undistributed ordinary income	$ 149,270	$ 65,468	$ -0-

Post-October capital loss deferrals
Realized between 3/11/2011 and 8/31/2011*	$ -0-	$ 848	$ 121,780

Gross unrealized appreciation on investment securities	$ 615,878	$ 53,967	$ 47,547
Gross unrealized depreciation on investment securities	$ (615,511)	$ (41,206)	$ (283,773)
Net unrealized appreciation on investment securities	$ 367	$ 12,761	$ 236,226

Cost of investment securities (including short-term
Investments)**	$ 13,863,917	$ 2,549,774	$ 3,100,906

Capital Loss Carryforwards ***
Expiring 08/30/2017	$ (679,870)	$ -0-	$ -0-
08/30/2018	$ (1,046,652)	$ -0-	$ -0-
	$ (1,726,522)	$ -0-	$ -0-

*  These deferrals are considered incurred in the subsequent year.

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

*** The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the period March 11, 2011 (commencement of investment operations) through August 31, 2011, there were no distributions paid for the Archer Stock Fund or the Archer Income Fund.

On December 28, 2010, the Balanced Fund paid an income distribution of $0.1822 per share to shareholders of record on December 27, 2010.

The tax characterization of distributions for the year ended August 31, 2011 and August 31, 2010 for the Balanced Fund were as follows:

	2011	2010
Ordinary Income	$312,163	$289,491
Short-Term Capital Gains	-	-
Long-Term Capital Gains	-	-
Total	$312,163	$289,491

NOTE 9. NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of the Archer Balanced Fund, Archer Income Fund

   and Archer Stock Fund, each a Series of the Archer

   Investment Series Trust

We have audited the accompanying statement of assets and liabilities of the Archer Balanced Fund,  the Archer Income Fund and the Archer Stock Fund, (the "Funds"), all a series of the Archer Investment Series Trust (the “Trust”), including the schedule of investments, as of August 31, 2011 and the related statements of operations, changes in net assets and the financial highlights for the year then ended for the Archer Balanced Fund and for the period March 11, 2011 (commencement of investment operations) through August 31, 2011 for the Archer Income Fund and the Archer Stock Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. For the Archer Balanced Fund, the statement of changes in net assets and financial highlights for the year ended August 31, 2010 and the financial highlights for the three year period ended August 31, 2009 were audited by other auditors whose reports dated October 29, 2010 and October 30, 2009 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of August 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund, each a series the Archer Investment Series Trust, as of August 31, 2011, the results of their operations, changes in their net assets and the financial highlights for the year and periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

October 25, 2011

The Archer Funds
Expense Illustrations
August 31, 2011 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 11, 2011 through August 31, 2011, for the Income and Stock Funds, and the six month period March 1, 2011 through August 31, 2011 for all three funds.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2011	August 31, 2011	March 1,2011 to August 31,2011

Actual	$1,000.00	$975.92	$5.98
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Value Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 11, 2011	August 31, 2011	March 11,2011 to August 31,2011

Actual	$1,000.00	$1,038.50	$5.83
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.12	$5.77

* Expenses are equal to the Value Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 174/365 (to reflect the one-half year period).

	Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2011	August 31, 2011	March 1,2011 to August 31,2011

Actual	$1,000.00	$1,038.50	$6.17
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Value Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 11, 2011	August 31, 2011	March 11,2011 to August 31,2011

Actual	$1,000.00	$919.00	$6.63
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.92	$6.97

* Expenses are equal to the Value Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 174/365 (to reflect the one-half year period).

	Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2011	August 31, 2011	March 1,2011 to August 31,2011

Actual	$1,000.00	$919.00	$7.01
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.90	$7.38

* Expenses are equal to the Value Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2011 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (64) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (56) Independent Trustee, January 2010 to present	GOODIN, ORZESKE & BLACKWELL, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: .9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy Patton (44) Trustee & President, December 2009 to present	Frontier CPA Group – Managing Partner. 1996-2004 Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Gregory Getts, (54) Treasurer, December 2009 to present	Mutual Shareholders Services, LLC – Principal Owner. January 1999 – present.
C. Richard Ropka, Esq. (48) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008
Sara Mahon (31) Chief Compliance Officer, December 2009 to present

Executive Assistant/Compliance, Archer Financial Advisors, Inc.,  2006 – present, Executive Assistant/Compliance,  Archer Balanced Fund (NASDAQ: ARCHX), 2006 – present; Executive Assistant, Frontier Investment Advisors/Fiducial, 2001 – 2006.

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

THE ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2011 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended August 31, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Management Agreement Renewal

At the June 23, 2011 the Board of Trustees addressed approving the advisory agreement for the Funds.

The Board reviewed numerous factors including, without limitation, information about the nature and scope of the services to be provided by the Adviser to the Fund; the proposed compensation terms for the Adviser; the proposed Expense Limitation Agreement; the Adviser’s history and experience; and the effect growth of assets of the Fund would have on the Fund’s advisory fees and expense ratio. To aid it in its review, the Board reviewed various informational materials including, without limitation, copies of the draft Advisory Agreement and the Expense Limitation Agreement, its business, its Form ADV, its experience, its financial strength and capabilities, its personnel, and the proposed services to the Fund, and other information provided to the Board from the Advisor.

In considering the nature and scope of the services provided by the Adviser, the Board considered the responsibilities the Adviser would have under the Advisory Agreement. The Board considered the administrative services that the Adviser and its employees would provide to the Fund, and the services already provided by the Adviser related to organizing the Fund. After reviewing the foregoing information, reviewing further information provided by the Advisor, and discussing the Adviser’s proposed services to the Fund with the Adviser, the Board concluded that the nature and scope of the services would be satisfactory and adequate for the Fund.

The Board also evaluated the investment management experience of the Adviser and the fact that the Advisor is the current Advisor of the Archer Balanced Fund, the Archer Stock Fund and the Archer Income Fund. In particular, the Adviser described to the Board the Adviser’s experience actively managing separate accounts for over six (6) years. The Board discussed with the Adviser the investment objective and strategy for each Fund, and the Adviser’s plans for implementing each into each Fund. The Board considered the Adviser’s capabilities and determined that the Adviser would be an appropriate manager for each Fund. The Board examined and evaluated the proposed fee arrangements between each Fund and the Adviser under the Investment Advisory Agreement. The Board compared the Fund’s proposed management fee with fees paid to other investment advisers by other actively managed funds. The Board also considered the Advisor’s proposed expense cap through the Expense Limitation Agreement. The Board noted that the Adviser would subsidize the Fund to the extent necessary to meet its obligations under the Expense Limitation Agreement. The Board also considered that, giving effect to the Expense Limitation Agreement, the Fund’s expense ratio is lower than the expense ratio of some other funds that the Board determined to be comparable to the Fund based on the type of fund, the style of investment management, the location of the companies invested in, and/or the nature of the markets invested in, among other factors. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into the Fund, and the potential for the Adviser to generate soft dollars from Fund trades that may benefit the Adviser’s clients other than the Fund. After comparing the fees under the Investment Advisory Agreement with those paid by comparable funds and considering all of the foregoing, the Board concluded that the fees to be paid to the Adviser by each Fund were fair and reasonable.

After additional discussion, upon motion duly made, seconded and with the unanimous approval of the Board, including a majority of the Board members who are not “interested persons” of the Trust, it was determined that the agreement with the advisory should be continued.

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 24,000

FY 2010

$ 8,000

(b)

Audit-Related Fees

Registrant

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2011

$ 5,200

FY 2010

$ 0

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 0

FY 2010

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date November 8, 2011

* Print the name and title of each signing officer under his or her signature.